Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT

TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of October 31, 2011 (this “Amendment”), to the Existing Credit Agreement is among BROADCOM CORPORATION, a California corporation (the “Borrower”), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (all capitalized terms used herein and defined in Section 1.1 are used herein as therein defined).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are all parties to the Credit Agreement, dated as of November 19, 2010 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders agree to amend the Existing Credit Agreement, and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendment set forth below;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Amendment Effective Date” is defined in Article III.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

SECTION 1.2. Other Definitions. Capitalized terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Subject to the occurrence of the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Article II.

SECTION 2.1. Amendments to Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended as follows:

(a) The definition of “Applicable Rate” is hereby amended and restated in its entirety as follows:

“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Debt Rating as set forth below:

Applicable Rate

Pricing Level	Senior Unsecured Debt Rating (S&P/Moody’s)	Commitment Fee	Eurodollar Rate Committed Loans and Letters of Credit	Base Rate Loans
1	A+/A1 or better	0.060%	0.625%	0.000%
2	A/A2	0.070%	0.750%	0.000%
3	A-/A3	0.080%	0.875%	0.000%
4	BBB+/Baa1	0.100%	1.000%	0.000%
5	BBB/Baa2	0.150%	1.250%	0.250%
6	BBB-/Baa3 or worse	0.200%	1.500%	0.500%

(b) The definition of “Maturity Date” is hereby amended and restated in its entirety as follows:

“Maturity Date” means November 19, 2016; provided that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

SECTION 2.2. Amendment to Section 7.04. Section 7.04 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

Fundamental Changes. On or after the Closing Date, (a) in the case of the Borrower, merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, or (b) in the case of any Subsidiary, merge, dissolve, liquidate or consolidate with or into another Person if such merger, dissolution, liquidation or consolidation would reasonably be expected to have a Material Adverse Effect, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of the assets of the Borrower and its

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Subsidiaries (whether now owned or hereafter acquired), taken as a whole, to or in favor of any Person, except that, in each case, so long as no Event of Default exists or would result therefrom, the Borrower or any Subsidiary may merge with any other Person; provided that (i) in the case of any merger involving the Borrower, the Borrower shall be the continuing or surviving Person, and (ii) in the case of any merger involving a Subsidiary, the continuing or surviving Person shall be or shall become a Subsidiary.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1. This Amendment shall become effective on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received the following:

(a) counterparts of this Amendment duly executed and delivered on behalf of the Borrower and the Lenders;

(b) a favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Borrower, addressed to the Administrative Agent and each Lender, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent; and

(c) payment, for the account of the Lenders, of an upfront fee of 5.0 basis points on each Lender’s Commitment.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 4.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article X thereof.

SECTION 4.3. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement. Delivery of any executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

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SECTION 4.5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 4.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provision expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Borrower which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SECTION 4.7. Representations and Warranties. To induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders on the Amendment Effective Date that no Default or Event of Default exists and all statements set forth in clauses (a) and (b) of Section 4.02 of the Credit Agreement are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER:	BROADCOM CORPORATION

	By:	/s/ Scott McGregor
	Name:	Scott McGregor
	Title:	President and Chief Executive Officer

	By:	/s/ Eric Brandt
	Name:	Eric Brandt
	Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT – BROADCOM]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Joan Mok
	Name:	Joan Mok
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT – BROADCOM]

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Sugeet Manchanda Madan
	Name:	Sugeet Manchanda Madan
	Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT – BROADCOM]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Ling Li
Name:	Ling Li
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT – BROADCOM]

CITIBANK, N.A., as a Lender

By:	/s/ Avrum Spiegel
Name:	Avrum Spiegel
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT – BROADCOM]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Sherrese Clarke
Name:	Sherrese Clarke
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT – BROADCOM]

UNION BANK, N.A., as a Lender

By:	/s/ Lance Zediker
Name:	Lance Zediker
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT – BROADCOM]